UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2016

Commission File No. 333-177786

REBEL GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Florida	45-3360079
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

7500A Beach Road, Unit 12-313, The Plaza Singapore 199591	+6562941531
(Address of Principal Executive Offices and Zip Code)	(Registrant’s Telephone Number, Including Area Code)

N/A

 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

Item 4.01(a) and (b)

Rebel Group, Inc. (the “Company”) received a letter from Dominic Chan, on behalf of DCAW (CPA) Ltd (“DCAW”), notifying the Company that effective April 30, 2016, its independent registered public accounting firm, Dominic K.F. Chan & Co (“DKC”), had merged with AWC (CPA) Limited (the “Merger”) and formed DCAW. The letter also advised that in connection with the Merger and pursuant to the Public Company Accounting Oversight Board’s (the “PCAOB”) Rules 2108 and 2109, DCAW, of which Mr. Dominic Chan is the managing director, had succeeded to the registration status with the PCAOB, of a predecessor, in this case such predecessor being DKC, effective from May 1, 2016 and therefore DCAW is registered with the PCAOB.

As a result of the Merger and DCAW succeeding to DKC’s registration with the PCAOB, DKC resigned as the Company’s independent registered public accounting firm on April 30, 2016. On August 19, 2016, the Company engaged DCAW as its independent registered public accounting firm. The Company’s board of directors (the “Board”), approved the resignation of DKC and the appointment of DCAW as its independent registered public accounting firm on August 19, 2016.

DKC’s report on our financial statements for the fiscal year(s) ended September 30, 2013 and September 30, 2014, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. DKC’s reports on our financial statements for the fiscal years ended September 30, 2014, and September 30, 2013, however, stated that there was substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended September 30, 2013 and September 30, 2014, we have had no disagreements with DKC, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of DKC, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.

During the fiscal years ended September 30, 2013 and September 30, 2014, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the Securities and Exchange Commission.

Prior to DCAW’s engagement by the Company, neither the Company, nor anyone on the Company's behalf, previously consulted with DCAW regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions or a reportable event as defined in Item 304(a)(1)(v) of Regulation S-K. Further, there was no written report or oral advice provided by the Company or anyone on the Company’s behalf to DCAW prior to DCAW’s engagement by the Company.

The Company has provided DKC with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested DKC to furnish a letter addressed to the SEC stating whether it agrees with the statements made above. DKC provided a response letter to the SEC stating whether or not DKC agrees with the statements made in this current report on Form 8-K, a copy of which is filed herewith as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter Dated August 23, 2016 from Dominic K.F. Chan & Co.*

*Filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rebel Group, Inc.

Date: August 23, 2016	By:	/s/ Aan Yee Leong, Justin
Aan Yee Leong, Justin
President, Chief Executive Officer, Director Principal Executive Officer, Principal Financial and Accounting Officer

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